 Investor Update

 Business / Outlook

 CORE Overview 1. Growth Offerings (70% of revenue)

 Long Term Outlook

Exhibit 99.1

Investor Update

November 15, 2016

Business / Outlook

Background:

- Since its addition to ADS, Epsilon has seen significant growth :

(in millions)	2005		2016e
Revenue	$184	→	$2,150
EBITDA	$40		$485

- Driven by combination of organic growth & M&A

Current Performance/Outlook:

- 2016 has been a disappointing year overall:
  - While 70% of our offerings are growing a steady +7%
  - Our Technology Platforms offering (about 23% of revenues) is declining (5%)
    - *Combined, these offerings, called "Core", make up 93% of revenue and 99% of EBITDA*
    - *Total performance was further masked somewhat by a tail on remaining "Non-Core" assets*

- Outlook going forward:
  - 2017 – expect a modest turn
  - 2018 – return to +7% revenue run-rate with 25% EBITDA margins

Brief Overview

EPSILON

CONVERSANT

Epsilon offers a rich portfolio of data-fueled Technology Platforms & Services that drive measurable business performance for the global 1000 CMO

Data
- ✓ 1st Party Transactions
- ✓ Online + Offline
- ✓ X-Device scale/accuracy

Marketing Tech + Ad Tech Platforms
- ✓ Database/CRM
- ✓ Loyalty
- ✓ Harmony
- ✓ Affiliate
- ✓ Auto
- ✓ Conversant CRM

Digital Agency + Analytics
- ✓ Agency/Creative
- ✓ Digital Experience
- ✓ Omnichannel Analytics

Distribution
- ✓ Email
- ✓ Point of Sale
- ✓ Web
- ✓ Direct Mail
- ✓ Desktop
- ✓ Mobile/Tablet
- ✓ Video
- ✓ Addressable TV

Client-intimate services wrapper

Brief Overview

EPSILON CONVERSANT

Walgreens, e.g.

- Jill, a suburban mother of 2, stops by for milk, shampoo and flu meds ….How is Epsilon involved behind the scenes?

Data → Marketing Tech + Ad Tech Platforms → Digital Agency + Analytics → Distribution

Data

Walgreens 1st Party Data
- basket data
- all history – purchases, promotions

Epsilon 3rd Party Data
- Demographics
- Preferences
- Online behavior
- X-device identity

Marketing Tech + Ad Tech Platforms

Balance Rewards

Agility Loyalty

Real-time intelligent offers

+

Conversant CRM

Anonymized Digital profiles

Digital Agency + Analytics

- 1,000's of *personalized* creative options auto-config per channel

iROAS metrics
- Optimize spend against actual online/offline conversion, not clicks or views

Distribution

Point-of-Sale

X-Device Channels
- Mobile, Display, Video
- 178 oppty/day per member



beauty
enthusiast
club
Every $50 spent on beauty gets you 5000 points

Brief Overview

EPSILON

CONVERSANT

What makes us unique?

Each offering has compelling, market-leading characteristics. Integrated together with a rich services-wrapper of marketing expertise, Epsilon provides a powerful weapon for the Global 1000 CMO

Data

- ✓ 1st Party SKU (gold standard)
- ✓ X-Device Scale + Accuracy

"who you are"
"what you buy"
"where you are"
"what media you consume"

Marketing Tech + Ad Tech Platforms

- ✓ Proprietary best-in-class, scaled and proven platforms
- ✓ Engineered for people-based marketing

Digital Agency + Analytics

- ✓ Deep expertise to "make it work"
- ✓ Measured against true spend

Distribution

- ✓ Personalized Reach @ Scale across addressable channels
  - 150 million daily unique personalized ads

CORE Overview

1. Growth Offerings (70% of revenue)

EPSILON

CONVERSANT

Current growth profile: +7-9%

Primarily consists of Auto, Harmony, Data, & Conversant CRM

These offerings all have attractive common characteristics:

- Demonstrated historical sustainable growth
- Produce attractive margins
- Built on unique, proprietary Data
- Each with a unique, sustainable advantage: “moat”
- Clear focus on solving problems for Global 1000 CMO
- Positioned well to provide ongoing growth in +7-9% range

CORE Overview

2. Platforms Offering (23% of revenue)

EPSILON CONVERSANT

Current growth profile: (5%)

- Consists of ~75 large marketing database and loyalty solutions for major brands
  - Historically, produced steady +8-10% growth
  - Each new win produced steady growth in years 2 & 3…enhancements, features etc.
- Headwinds emerged in 2015, 2016
  1. Pricing – CMOs under budget pressure
  2. Product – Our offering targeted at high-end, custom market (vs SaaS alternatives)
  3. Time to Market – Traditional platform builds rival today's CMO tenure: need quicker time to impact
- Epsilon's response:
  1. Build global staffing operation to satisfy "hot-skills" demand
     - ✓ Build-out is complete, now shifting to BAU operations
     - ✖ Downside: build-out negatively impacted revenue pursuits
  2. Simplify/standardize offering

CORE Overview

2. Platforms Offering…continued

EPSILON

CONVERSANT

2017 Plan: rebuilding sustainable advantage

1. Launch nextgen products
   - Fusion: cloud-based, quick launch database platform for mid-market
   - AgilityLoyalty: launched cloud-based, industry-specific versions - QSR

2. Link platforms to Conversant's digital data and unique media reach
   - Client data + Conversant's industry-leading X-Device ID + Conversant data
   - Full view of all customer x-channel behavior for analytics + media execution
   - Privacy-safe, cloud-based environment

3. Revitalize sales/client services to aggressively sell platform offerings
   - Restructured sales team around both existing/new
   - Expect to see results in H2 2017, with full year impact in 2018

4. Leverage our unique advantage of a services-rich offering

2018 Outlook:

✔ Cost-competitive

✔ Market demand for unique "hot skills" services will remain

✔ Modernized offerings satisfy time-to-market demands with lower customization

✔ Combined with Conversant's unique digital insight+reach = model unique in breadth & depth to any SaaS alternative

Long Term Outlook

EPSILON CONVERSANT

CORE Targets : +7-8% revenue growth

25% EBITDA margins

Revenue	2016	2017	2018	2019
Growth Offerings	7%	9%	9%	9%
Platforms	(5%)	(5%)	+1%	+3%
CORE	**+4%**	**+6%**	**+7%**	**+8%**
% Margin	24.2%	24.7%	25.0%	25.0%
Non-Core	(28%)	(20%)	-	-
Total Reported	-	+4%	+7%	+8%

About Epsilon

Epsilon is a global leader in creating connections between people and brands. An all-encompassing global marketing company, we harness the power of rich data, groundbreaking technologies, engaging creative and transformative ideas to get the results our clients require. Recognized by Ad Age as the #1 World's Largest CRM/Direct Marketing Network, #1 Largest U.S. Agency from All Disciplines and #1 Largest U.S. Mobile Marketing Agency, Epsilon employs over 7,000 associates in 70 offices worldwide. Epsilon is an Alliance Data company. For more information, visit www.epsilon.com, follow us on Twitter @EpsilonMktg or call 1.800.309.0505.

About Alliance Data

Alliance Data® (NYSE: ADS) is a leading global provider of data-driven marketing and loyalty solutions serving large, consumer-based industries. The Company creates and deploys customized solutions, enhancing the critical customer marketing experience; the result is measurably changing consumer behavior while driving business growth and profitability for some of today's most recognizable brands. Alliance Data helps its clients create and increase customer loyalty through solutions that engage millions of customers each day across multiple touch points using traditional, digital, mobile and emerging technologies. An S&P 500 and Fortune 500 company headquartered in Plano, Texas, Alliance Data consists of three businesses that together employ more than 16,000 associates at approximately 100 locations worldwide.

Alliance Data's Card Services business is a leading provider of marketing-driven branded credit card programs. Epsilon® is a leading provider of multichannel, data-driven technologies and marketing services, and also includes Conversant®, a leader in personalized digital marketing. LoyaltyOne® owns and operates the AIR MILES® Reward Program, Canada's premier coalition loyalty program, and Netherlands-based BrandLoyalty, a global provider of tailor-made loyalty programs for grocers.

Follow Alliance Data on Twitter, Facebook, LinkedIn and YouTube.

EPSILON CONVERSANT

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give Alliance Data's expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operating results, future economic conditions and the guidance we give with respect to our anticipated financial performance.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in Alliance Data's Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K.

Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.